THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN APPLICABLE EXEMPTION THEREFROM.


                                    AVP, INC.

                 WARRANT TO PURCHASE 705,882 SHARES OF COMMON STOCK

Warrant No.: 06

Date of Issuance:  June 9, 2006

      AVP, Inc., a Delaware corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AmTrust International, the registered holder hereof or its permitted assigns, is entitled, subject to the terms and conditions of this Warrant and of that certain Securities Purchase Agreement, dated June 9, 2006 by and between the Company and the holder (as such agreement may be amended, supplemented and modified from time to time, the "Purchase Agreement"), to purchase from the Company, upon surrender of this Warrant at its principal office at 6100 Center Drive, Suite 900, Los Angeles, California 90045 (or such other location as the Company may advise the holder hereof in writing), at any time or times not before 9:00 a.m., Pacific Standard Time, on the Commencement Date (as defined below) and not after 5:00 p.m., Pacific Standard Time, on the Expiration Date (as defined below) (the "Exercise Period"), 705,882 fully paid nonassessable shares of Common Stock (as defined below) of the Company at the Exercise Price per share provided in Section 1(d) of this Warrant, such Exercise Price and such number of shares of Common Stock to be delivered upon exercise of this Warrant being subject to adjustment as provided in Section 8 of this Warrant. Capitalized terms used herein but not defined shall have the same meanings assigned to them in the Purchase Agreement.

Section 1. Definitions. The following terms as used in this Warrant shall have the following meanings:

      "Bloomberg" means Bloomberg Financial Markets.

      "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of Los Angeles, California are required by law to remain closed.

      "Commencement Date" means June 9, 2006 or, if such date does not fall on a Business Day, then the next Business Day.

      "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the holder. If the Company and the holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

      "Common Stock" means (i) the common stock, par value $0.001 per share, of the Company, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

      "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Section 8 hereof regardless of whether any options or convertible securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon exercise of the Warrants.

      "Eligible Market" means the Principal Market, the American Stock Exchange, The New York Stock Exchange, Inc., the Nasdaq National Market or the Nasdaq Capital Market.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

      "Exercise Delivery Documents" shall have the meaning specified in Section 2(e) hereof.

      "Exercise Price" shall be equal to $1.00 per share subject to further adjustment as hereinafter provided.

      "Expiration Date" means June 9, 2011 or, if such date does not fall on a Business Day, then the next Business Day.

      "Fundamental Transaction" means that the Company shall, directly or indirectly, in one or more related transactions, (i) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (ii) consummate a stock purchase agreement, merger or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination).

      "Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose Common Stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

      "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association and a government or any department or agency thereof.

      "Principal Market" means the OTC Bulletin Board, or if the Common Stock is not traded on the OTC Bulletin Board, then the principal securities exchange or trading market for the Common Stock.

      "Required Holders" means the holders of the Warrants issued pursuant to the Purchase Agreement representing at least a majority of Common Stock underlying such Warrants then outstanding.

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "Successor Entity" means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

      "Trading Day" shall mean (x) a day on which the Principal Market is open for business or (y) if the applicable security is not so listed on a Principal Market or admitted for trading or quotation, a Business Day.

      "Trading Price" of a security on any date of determination means:

      (1) the closing sales price as reported by the Principal Market on such date;

      (2) if such security is not listed for trading on the Principal Market on any such date, the closing sales price as reported in the composite transactions for the principal U.S. securities exchange on which such security is so listed;

      (3) if such security is not listed on a U.S. national or regional securities exchange, the last price quoted by Interactive Data Corporation for such security on such date or, if Interactive Data Corporation is not quoting such price, a similar quotation service selected by the Company;

      (4) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security on such date from at least two dealers recognized as market-makers for such security selected by the Company for this purpose; or

      (5) if such security is not so quoted, the average of that last bid and ask prices for such security on such date from a dealer engaged in the trading of securities selected by the Company for this purpose.

      "Transfer Agent" has the meaning specified in Section 2(a) hereof.

      "Warrant" means this Warrant and the other warrants to purchase shares of Common Stock issued pursuant to the Purchase Agreement and all warrants issued in exchange, transfer or replacement thereof.

      "Warrant Date" has the meaning specified in Section 3 hereof.

      "Warrant Delivery Date" has the meaning specified in Section 2(b) hereof.

      "Warrant Share Delivery Date" has the meaning specified in Section 2(a) hereof.

      "Warrant Shares" means all shares of Common Stock issuable upon exercise of this Warrant.

The definition of certain other terms are specified in Section 8 hereof.

Section 2.  Exercise of Warrant.

      (a) Subject to the terms and conditions hereof, including, without limitation, Section 2(c), this Warrant may be exercised by the holder hereof then registered as such on the books of the Company, in whole or in part, at any time on any Business Day during the Exercise Period by: (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto or a reasonable facsimile thereof (the "Exercise Notice"), to the Company and the Company's designated transfer agent (the "Transfer Agent"), of such holder's election to exercise all or a portion of this Warrant; (ii) the surrender of this Warrant to the Company; and (iii) the payment of the aggregate Exercise Price to the Company by wire transfer or by certified bank check payable to the order of the Company in United States dollars (the items to be delivered pursuant to clauses (i), (ii) and (iii) above collectively are referred to herein as the "Exercise Delivery Documents"); provided, however, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 7 of this Warrant shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this
Section 2(a) and Section 2(c), on or before the third (3rd) Trading Day following the date on which the Company has received all of the Exercise Delivery Documents (the "Share Delivery Date"), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the holder, credit such aggregate number of shares of Common Stock to which the holder is entitled pursuant to such exercise to the holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company's share register in the name of the holder or its designee, for the number of shares of Common Stock to which the holder is entitled pursuant to such exercise. Upon delivery of the Exercise Delivery Documents, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. Unless the rights represented by this Warrant shall not have taken effect, shall have expired or shall have been fully exercised, the Company shall, within 5 Business Days after receipt of the Exercise Delivery Documents, and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

      (b) Notwithstanding anything contained in this Warrant to the contrary, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant or to distribute certificates evidencing such fractional shares. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full shares of Common Stock shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of all Warrants so presented. In lieu of any fractional shares, there shall be paid to the holder an amount of cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 2(d), the current market value of a share of Common Stock shall be the Trading Price of a share of Common Stock for the Trading Day immediately prior to the date of such exercise.

      (c) In addition to the foregoing, if on or prior to the Share Delivery Date the Company shall fail to issue and deliver a certificate to the holder and register such shares of Common Stock on the Company's share register or credit the holder's balance account with DTC for the number of shares of Common Stock to which the holder is entitled upon the holder's exercise hereunder, and if after such Trading Day the holder shall be required to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock issuable upon such exercise that the holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the holder's request and in the holder's discretion, either (i) pay cash to the holder in an amount equal to the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the holder a certificate or certificates representing such shares of Common Stock and pay cash to the holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.

Section 3. Date; Duration. The issue date of this Warrant is June 9, 2006 (the "Warrant Date"). This Warrant, in all events, shall be wholly void and of no effect at 5:00 pm Pacific Standard Time on and after the Expiration Date.

Section 4.  Taxes.

      (a) The Company shall pay any and all documentary, stamp, transfer and other similar taxes that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

      (b) Notwithstanding any other provision of this Warrant, for income tax purposes, the holder or any assignee or transferee shall agree that the Company and the Transfer Agent shall be permitted to withhold from any amounts payable to such assignee or transferee any taxes required by law to be withheld from such amounts. Unless exempt from the obligation to do so, each assignee or transferee shall execute and deliver to the Company or the Transfer Agent, as applicable, a properly completed Form W-8 or W-9, indicating that such assignee or transferee is not subject to back-up withholding for United States federal income tax purposes. Each assignee or transferee that does not deliver such a form pursuant to the preceding sentence shall have the burden of proving to the Company's reasonable satisfaction that it is exempt from such requirement.

      (c) The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder of this Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder hereof, and the Company shall not be required to issue or deliver such certificates or other securities unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 5. Warrant Holder Not Deemed a Shareholder. Except as otherwise specifically provided herein, prior to the exercise of this Warrant, the holder of this Warrant shall not be entitled, as such, to any rights of a shareholder of the Company, including, without limitation, the right to vote or to consent to any action of the shareholders of the Company, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders of the Company, and shall not be entitled to receive any notice of any proceedings of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

Section 6.  Compliance with Securities Laws.

      (a) The holder of this Warrant, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and the Warrant Shares issuable upon exercise of this Warrant for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance or exercise hereof, that, as of such date, such holder is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act and was not organized for the specific purpose of acquiring this Warrant or the Warrant Shares.

      (b) The holder of this Warrant understands that, until the end of the holding period under Rule 144(k) of the Securities Act (or any successor provision) this Warrant (and all securities issued in exchange therefor or in substitution thereof, other than Warrant Shares, which shall bear the legend set forth in Section 6(c) of this Warrant, if applicable) shall bear a legend in substantially the following form:


      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

      The legend set forth above shall be removed and the Company shall issue a new certificate evidencing a new Warrant of like tenor and aggregate number of shares and which shall not bear the restrictive legends required by this Section 6(b): (i)
 if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of this Warrant, as appropriate, may be made without registration under the Securities Act, or (ii) upon expiration of the two-year holding period under Rule 144(k) of the Securities Act (or any successor rule); provided that the Investor is not and has not been within three (3) months prior to such date, an "affiliate" of the Company (as such term is defined in Rule 144 of the Securities Act). The Company shall not require such opinion of counsel for the sale of this Warrant in accordance with Rule 144 of the Securities Act in the event that the holder provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144.

      (c) The holder of this Warrant understands that, until the end of the applicable holding period under Rule 144(k) of the Securities Act (or any successor provision) with respect to the Warrant Shares, any certificate representing the Warrant Shares shall bear a legend in substantially the following form:


      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

      The legend set forth above shall be removed and the Company shall issue the Warrant Shares without such legend to the holder of the Warrant Shares upon which it is stamped, (i) if the Warrant Shares have been resold or transferred pursuant to a registration statement that was effective at the time of such transfer, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of the Warrant Shares may be made without registration under the Securities Act, or (iii) upon expiration of the applicable two-year holding period under Rule 144(k) of the Securities Act (or any successor rule); provided that the holder of the Warrant Shares is not and has not been within three (3) months prior to such date, an "affiliate" of the Company (as such term is defined in Rule 144 of the Securities Act). The Company shall not require such opinion of counsel for the sale of the Warrant Shares in accordance with Rule 144 of the Securities Act, provided that the holder provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144.

Section 7.  Ownership and Transfer.

      (a) The Company shall maintain at its principal executive offices or such other office or agency of the Company as it may designate by notice to the holder hereof (a "Designated Office"), a register for this Warrant (the "Warrant Register"), in which the Company shall record the name and address of the person in whose name this Warrant has been issued. Upon the transfer of this Warrant in accordance with the provisions of clause (b) below, the Company shall record the name and address of such new holder(s) as well as the name and address of each transferee. The Company may treat the person in whose name this Warrant is registered on the Warrant Register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

      (b) The holder of the Warrants agrees that it will not (i) transfer the Warrant prior to delivery to the Company of the opinion of counsel referred to in, and to the effect described in, Section 7(c) hereof, or until registration hereof under the Securities Act and any applicable state securities or blue sky laws has become effective, or (ii) transfer the Warrant Shares prior to delivery to the Company of the opinion of counsel referred to in, and to the effect described in, Section 7(c) hereof, or until registration of such Warrant Shares under the Securities Act and any applicable state securities or blue sky laws has become effective.

      (c) Except as otherwise expressly provided herein, by its acceptance hereof the holder of the Warrant agrees that, prior to any transfer of the Warrant or any transfer of the Warrant Shares, such holder will deliver to the Company a statement setting forth the intention of such holder's prospective transferee with respect to its retention or disposition of the Warrant or of such Warrant Shares (whichever is involved in such transfer), in either such case together with a signed copy of the opinion of such holder's counsel, concurred in by counsel to the Company, to the effect that the proposed transfer of the Warrant or the proposed transfer of the Warrant Shares may be effected without registration under the Securities Act and any applicable state securities or blue sky laws. The holder of the Warrant shall then be entitled to transfer the Warrant or to transfer such Warrant Shares in accordance with the statement of intention delivered by such holder to the Company.

      (d) Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant may be transferred, in whole or in part, by the holder hereof without regard to the requirements and conditions set forth in Sections 7(b) and 7(c) above if any such transfer is made to any entity that is wholly-owned by such holder.

Section 8. Adjustment of Exercise Price and Number of Shares Issuable Upon Exercise Upon Certain Corporate Events.

      The Exercise Price and the number of Warrant Shares issuable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 8.

      (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Exercise Price in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the record date of this Warrant fixed for such determination and (ii) the denominator shall be the sum of such number of shares of Common Stock referred to in (i) above plus the total number of shares constituting such dividend or other distribution. Such reduction in the Exercise Price shall become effective immediately after the opening of business on the day following the record date. If any dividend or distribution of the type described in this Section 8(a) of this Warrant is declared but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price that otherwise then be in effect if such dividend or distribution had not been declared.

      (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as applicable, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

      (c) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company or evidences of its indebtedness or other property (including cash or assets or securities, but excluding (i) dividends or distributions to which Section 8(a) applies, (ii) any dividend or distribution paid exclusively in cash, or (iii) any consideration distributed in connection with reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 9 of this Warrant applies (the foregoing hereinafter in this Section 8(c) called the "Distributed Assets")), the Exercise Price shall be reduced so that the same shall be equal to the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction of which (i) the numerator shall be the Closing Sale Price (as defined in Section 8(e) of this Warrant) on such date less the fair market value (as determined in good faith by the Company's Board of Directors, whose determination shall be conclusive and set forth in a board resolution) on such date of the portion of the Distributed Assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Record Date (as defined in Section 8(e) of this Warrant)), and (ii) the denominator shall be such Closing Sale Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date.

      Such reduction in the Exercise Price shall become effective immediately prior to the opening of business on the day following the Record Date. However, in the event the then fair market value (as so determined) of the portion of the Distributed Assets so distributed applicable to one share of Common Stock is equal to or greater than the Closing Sale Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that the holder of this Warrant shall have the right to receive upon exercise of this Warrant (or any portion thereof) the amount of Distributed Assets such holder would have received had such holder converted this Warrant (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such dividend or distribution had not been declared.

      With respect to any rights that may be issued or distributed pursuant to any rights plan that the Company implements after the earliest date of issuance of this Warrant or any predecessor Warrant (a "Rights Plan"), upon exercise of this Warrant into Common Stock, to the extent such Rights Plan is in effect upon such exercise, the holder of this Warrant will receive, in addition to the Common Stock, the rights described therein (whether or not the rights have separated from the Common Stock prior to the time of exercise), subject to the limitations set forth in any such Rights Plan. In the event the holder receives such rights, there will be no adjustment to the Exercise Price or the number of shares issuable upon exercise of this Warrant pursuant to this Section 8(c). In the event the holder does not receive such rights upon exercise of this Warrant for any reason, then an adjustment shall be made to the Exercise Price to the extent provided for in the other provisions of this Section 8(c).


            For purposes of this Section 8(c) and Section 8(a) of this Warrant, any dividend or distribution to which this Section 8(c) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 8(a) of this Warrant apply (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants, and any further Exercise Price reduction required by Section 8(a) of this Warrant with respect to such dividend or distribution shall then be made, except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution," "Record Date fixed for such determination" and "Record Date" within the meaning of
Section 8(a) of this Warrant, and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 8(a) of this Warrant and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

      (d) If, after the date hereof, the Company shall issue or sell or, in accordance with this Section 8(d), shall be deemed to have issued or sold, any of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company) other than any Excluded Securities (as defined below) for a consideration per share (the "New Issuance Price") less than a price (the "Applicable Price") equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the product of (A) the Exercise Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Exercise Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance by
(2) the product derived by multiplying (I) the Exercise Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares shall be adjusted to the number of shares of Common Stock determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. The following shall apply for purposes of the foregoing:

            (1) The New Issuance Price shall be determined as the sum per share of Common Stock of amounts paid or payable for the acquisition of (x) such share of Common Stock and (y) any right or security directly or indirectly exercisable or exchangeable for or convertible into such share of Common Stock. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual exercise or exchange of a right or security for Common Stock or conversion thereof into Common Stock or for or into such other right or security.

            (2) If a right or security exercisable or exchangeable for or convertible into a Company security is issued in connection with the issue or sale of other Company securities, together comprising one integrated transaction in which no specific consideration is allocated, the exercisable, exchangeable, or convertible security will be deemed to have been issued for a consideration of $0.01. The price of any cash sale of any Company security shall be the gross selling price. The price of any Company security issued or sold other than for cash shall be the fair value of such consideration received, as determined by the Board of Directors, whose good faith determination shall be conclusive and set forth in a board resolution.

            (3) Upon expiration, not fully exercised, exchanged, or converted, of any right or security as to which an Exercise Price adjustment shall have been made pursuant to this Section 8(d), the Exercise Price shall be recalculated to equal what the Exercise Price would have been, had the adjustment been based on the amount of Common Stock as to which such right or security shall actually have been exercised, converted, or exchanged (giving appropriate effect to any adjustment made after the adjustment being recalculated).

      (e) For purposes of this Section 8, the following terms shall have the meaning indicated:

            (1) "Excluded Securities" shall mean (a) shares of Common Stock issued upon conversion of Series B Convertible Preferred Stock; (b) shares of Common Stock and/or options, warrants or other Common Stock purchase rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) issued to employees, officers or directors of, or consultants, advisors, or members of boards or committees advisory to, the Company pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board (whether now or hereafter existing); (c) in connection with any acquisition by the Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital and (d) securities issued pursuant to a strategic partnership or alliance agreement, equipment lease or similar commercial agreement (including licensing and similar arrangements) or any other similar transaction on terms approved by the Board of Directors of the Company and the primary purpose of which is not to raise equity capital;.

            (2) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

      (f) The Company may make such reductions in the Exercise Price, in addition to those required by Sections 8(a) or (b) of this Warrant, as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

      (g) No adjustment in the Exercise Price shall be required under this
Section 8 unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 8(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 8 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the no par value of the Common Stock.

      (h) Notice to Holders of Warrants Prior to Certain Actions. In case:

            (1) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Exercise Price pursuant to this Section 8;

            (2) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any shareholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company; or

            (3) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall cause to be provided to the holder of this Warrant at such address appearing in the Warrant Register at least ten (10) days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of the proceedings or actions described in clauses (1) through (3) of this Section 8(g). In addition, whenever the Exercise Price is adjusted as provided in this Section 8, the Company shall prepare a notice of such adjustment of the Exercise Price setting forth the adjusted Exercise Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Exercise Price to the holder of this Warrant at his last address in the Warrant Register within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice nor any defect therein shall not effect the legality or validity of any such adjustment.

      (h) In any case in which this Section 8 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 2(d) of this Warrant.

      (i) Upon each adjustment of the Exercise Price pursuant to this Section 8, this Warrant shall thereupon evidence the right to purchase that number of Warrant Shares (calculated to the nearest hundredth of a share) obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment upon exercise of this Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment. The adjustment pursuant to this Section 8(i) to the number of Warrant Shares purchasable upon exercise of this Warrant shall be made each time an adjustment of the Exercise Price is made pursuant to this Section 8 (or would be made but for Section 8 of this Warrant).

Section 9. Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the holder shall receive, simultaneously with the consummation of the Fundamental Transaction, in exchange for this Warrant, cash in an amount equal to the value of the remaining unexercised portion of this Warrant on the date of such consummation, which value shall be determined by use of the Black and Scholes Option Pricing Model reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request and (ii) an expected volatility equal to the greater of 50% and the 100 day volatility obtained from the HVT function on Bloomberg.

Section 10. Lost, Stolen, Mutilated or Destroyed Warrants. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking or other form of security reasonably acceptable to the Company (or in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

Section 11. Notice. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt, and shall be delivered as addressed as follows:

                  If to the Company:

                        Mr. Andrew Reif
                        Chief Operating Officer and Chief Financial Officer AVP, Inc.
                        6100 Center Drive - Suite 900
                        Los Angeles, California  90045
                        Facsimile: (310) 426-8010
                        with a copy to:

                        David C. Fischer, Esquire
                        Loeb & Loeb, LLP
                        345 Park Avenue
                        New York, New York  10154
                        Facsimile: (312) 407-4990

                   If to the Transfer Agent:

                        US Stock Transfer Corporation
                        1745 Gardena Avenue,
                        Suite 200
                        Glendale, CA  91204-2991
                        TEL  818-502-1404
                        FAX 818-502-0674
                        ATTN:  Richard Brown


      If to a holder of this Warrant, to it at the address and facsimile number set forth on the signature page to the Purchase Agreement or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant, with a copy (for informational purposes only) to:

                        Jan Loeb
                        c/o AmTrust International
                        10451 Mill Run Circle
                        Owings Mills, MD  21117


Section 12. Amendments. This Warrant and any term hereof may be amended, changed, waived, discharged, or terminated only by an instrument in writing signed by the Company and the holders of Warrants exercisable for a majority of shares then underlying the Warrants. Such amendment, change, waiver, discharge or termination shall be binding on the Company and all of the Warrant holder's assignees and transferees. No waivers of any term, condition or provision of this Warrant in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, condition or provision.

Section 13. Obligations Binding on Successors. This Warrant will be binding upon any entity succeeding to the Company in one or a series of transactions by merger, consolidation or acquisition of all or substantially all of the Company's assets or other similar transactions.

Section 14. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware

Section 15. Descriptive Headings. The headings of this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of day and year first above written.

                           AVP, INC.



                           By:
                               -----------------------------------
                           Its:

                              EXHIBIT A TO WARRANT

                             FORM OF EXERCISE NOTICE

      The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock ("Warrant Shares") of AVP, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

      The undersigned holder hereby represents and warrants to the Company as follows:

      (a) The undersigned holder is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act; and

      (b) The undersigned holder has sold or will sell the shares of common stock issuable pursuant to this Notice pursuant to a registration statement or an exemption from registration under the Securities Act.

      The undersigned holder acknowledges that, unless the holder otherwise directs below, the Warrant Shares will be issued in a single certificate delivered to holder's registered address.

      The undersigned directs the Warrant Shares to be issued as follows:

      |_|  Credit to account number: ___________________

      |_|  By certificates in the following denominations:

      |_|  By certificate(s) registered and delivered as follows:

            Name:  ________________________________   Tax ID No.________________

            Address:  ______________________________

                     -------------------------------

Date: _______________, ____

------------------------------------      -----------------------------------
Name of Registered Holder

By:
    --------------------------------

Its:
    --------------------------------

                                 ACKNOWLEDGMENT


      The Company hereby acknowledges this Exercise Notice and hereby directs Corporate Stock Transfer to issue the above-indicated number of shares of Common Stock issuable upon exercise of the Warrant to the designated holder.

                                   AVP, INC.



                                   By:
                                       -----------------------------------
                                   Its: